Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. 1350

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) the undersigned officer of Venza Gold Corp. (the “Company”) does hereby certify, to such officer’s knowledge, that:

(a)   The Quarterly Report on Form 10-Q for the period ended January 31, 2013 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;  and

(b)   Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 7, 2013	/s/ Ralph Biggar
RALPH BIGGAR
President
(Principal Executive Officer, Principal Financial Officer
and Principal Accounting Officer)